UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November, 25th 2013

Date of Report (Date of earliest event reported)

Evergreen-Agra, Inc.

(Exact name of registrant as specified in its charter)

Nevada		98-0460379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212-0833-00321

Calle Punta Colon

 Panama city, Panama 0833-00321

(Address of principal executive offices) (Zip Code)

(507)6672.5958

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Effective November 25, 2013, the Issuers Chief Executive Officer appointed Charles Hamouth as the Company's Chief Operating Officer to serve until the company's next annual meeting of stockholders. The appointment of Charles Hamouth as the Company's Chief Operating Officer was not based on any prior understanding or arrangement.

As a result Management will consist of 6 (six) as follows;

Harpreet Sangha
Chairman of the Board / Director

Rene Hamouth
Chief Executive Officer / Director

Adrian Towning
Chief Financial Officer

Charlie Hamouth
Chief Operating Officer

Herminder Rai
Vice Chairman / Director

Richard Specht
Corporate Secretary / Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this re port to be signed on its behalf by the undersigned thereunto duly authorized.

Evergreen-Agra, Inc.

December 4, 2013

By: /s/ Rene Hamouth

Name: Rene Hamouth

Title: Chief Executive Officer